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Exhibit 21

          Subsidiaries.
                          240
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Subsidiaries

     The subsidiaries of Brenton Banks, Inc., their location, the jurisdiction in which they are incorporated or organized, and the names under which subsidiaries do business are:

Name Under which Subsidiary                               Jurisdiction in
Does Business and Location                             which Incorporated or
    of Subsidiary                                            Organized

     Banks

Brenton Bank and Trust Company                                 Iowa
Adel, Iowa

Brenton Savings Bank, FSB                                   United States
Ames, Iowa

Brenton Bank and Trust Company of
  Cedar Rapids                                                 Iowa
Cedar Rapids, Iowa

Brenton Bank and Trust Company                                 Iowa
Clarion, Iowa

Brenton State Bank                                             Iowa
Dallas Center, Iowa

Brenton First National Bank                                 United States
Davenport, Iowa

Brenton Bank, N.A.                                          United States
Des Moines, Iowa

Brenton Bank of Palo Alto County                               Iowa
Emmetsburg, Iowa

Brenton National Bank -  Poweshiek County                   United States
Grinnell, Iowa

Warren County Brenton Bank and Trust                           Iowa
Indianola, Iowa

Brenton State Bank of Jefferson                                Iowa
Jefferson, Iowa

Brenton Bank, N.A. Knoxville                                United States
Knoxville, Iowa
     241
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Name Under which Subsidiary                               Jurisdiction in
Does Business and Location                             which Incorporated or
    of Subsidiary                                            Organized

Brenton Bank and Trust Company                                 Iowa
Marshalltown, Iowa

Brenton National Bank of Perry                              United States
Perry, Iowa


  Non-Bank Subsidiaries

Brenton Bank Services Corporation                              Iowa
Des Moines, Iowa

Brenton Brokerage Services, Inc.                               Iowa
Des Moines, Iowa

Brenton Insurance Services, Inc.                               Iowa
Des Moines, Iowa

Brenton Insurance Agency, Inc.                                 Iowa
Jefferson, Iowa

Brenton Mortgages, Inc.                                        Iowa
Des Moines, Iowa

Brenton Independent Insurance
  Services Corp.                                               Iowa
Marshalltown, Iowa

Brenton Independent Insurance
  Services of Tama County, Inc.                                Iowa
Toledo, Iowa

Brenton Realty Services, Ltd.                                  Iowa
Marshalltown, Iowa

Brenton Adel Investment Co.                                    Nevada
Las Vegas, Nevada

Brenton Clarion Investment Co.                                 Nevada
Las Vegas, Nevada

     242
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Name Under which Subsidiary                               Jurisdiction in
Does Business and Location                             which Incorporated or
    of Subsidiary                                            Organized

Brenton Dallas Center Investment Co.                           Nevada
Las Vegas, Nevada

Brenton Emmetsburg Investment Co.                              Nevada
Las Vegas, Nevada

Brenton Grinnell Investment Co.                                Nevada
Las Vegas, Nevada

Brenton Indianola Investment Co.                               Nevada
Las Vegas, Nevada

Brenton Jefferson Investment Co.                               Nevada
Las Vegas, Nevada

Brenton Knoxville Investment Co.                               Nevada
Las Vegas, Nevada

Brenton Marshalltown Investment Co.                            Nevada
Las Vegas, Nevada

Brenton Perry Investment Co.                                   Nevada
Las Vegas, Nevada

Brenton Ames Investment Co.                                    Nevada
Las Vegas, Nevada

Brenton Cedar Rapids Investment Co.                            Nevada
Las Vegas, Nevada

Brenton Davenport Investment Co.                               Nevada
Las Vegas, Nevada

Brenton Des Moines Investment Co.                              Nevada
Las Vegas, Nevada
     243